                                                                    Exhibit 99.1

                                     OPTION


NEITHER THIS OPTION NOR THE SECURITIES INTO WHICH THIS OPTION IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.


                           ENCORE MEDICAL CORPORATION


                    OPTION TO PURCHASE SHARES OF COMMON STOCK

       THIS CERTIFIES THAT, for value received, Galen Partners III, L.P. (the "Holder") is entitled to subscribe for and purchase the number of fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof, the "Shares") of the Common Stock (the "Common Stock"), of Encore Medical Corporation, a Delaware corporation (the "Company"), equal to $5,481,394 divided by the Exercise Price (as defined below) at a price per Share equal to fifty percent (50%) of the average closing price of such Common Stock, as quoted on the NASDAQ or the principal exchange on which the Common Stock is listed for the most recent ten
(10) trading days ending on the trading day before the date of exercise, provided such per Share price shall not be less than $3.50 per Share (as adjusted pursuant to Section 3 hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. This Option is being issued and delivered pursuant to that certain Note Purchase Agreement dated as of February 8, 2002 (the "Galen Agreement"), by and among the Company, Holder and CapitalSource Finance LLC. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Galen Agreement.

       1.       Method of Exercise; Payment.
                ---------------------------

                (a) Exercise; Expiration. This Option shall be exercisable, in
                    --------------------
whole or in part, from and after the earlier to occur of (i) 5:00 p.m., Central Time on August 15, 2003 or (ii) the date that Holder's obligations under the Galen Agreement are fully and unconditionally terminated (the "Obligation Termination Date"), provided that Holder's note purchase obligation pursuant to the Galen Agreement has not been previously called. This Option shall expire and no longer be exercisable after the earlier to occur of (i) Holder's note purchase obligation under the Galen Agreement being called pursuant to the Galen Agreement, (ii) 5:00 p.m., Central time, on August 15, 2003, (iii) thirty (30) days after the Obligation Termination Date, or (iv) the date on which Holder exercises that certain Warrant, dated February 8, 2002, issued by the Company in favor of CapitalSource Holdings LLC following the transfer of such Warrant to Holder pursuant to Section 1.2 of the Galen Agreement.

                (b) Cash Exercise. The purchase rights represented by this
                    -------------
Option may be exercised by the Holder, in whole or in part, by the surrender of this Option (with the Notice of Exercise form attached hereto as Exhibit A duly
                                                                 ---------
executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

                (c) Net Issue Exercise. In lieu of exercising this Option, the
                    ------------------
Holder may elect to receive Shares equal to the value of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

                X = Y (A-B)
                    -------
                        A

                Where X      =   the number of the Shares to be issued to the
                                 Holder.
                      Y      =   the number of the Shares purchasable under this
                                 Option without regard to the net issue exercise provisions of this Section l(c)) or, if only a portion of this Option is exercised, the portion of this Option being canceled (at the date of such calculation).

                      A      =   the fair market value of one share of the
                                 Shares (at the date of such calculation).

                      B      =   the Exercise Price (as adjusted to the date of
                                 such calculation).

                (d) Fair Market Value. For purposes of this Option, the per
                    -----------------
share fair market value of the Shares shall mean:

                    (i) If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the closing price of such Common Stock as quoted on the NASDAQ or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid and asked prices of such Common Stock as published in The Wall Street Journal, in each case for the trading day
             -----------------------
immediately prior to the date of determination of fair market value; or

                    (ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive.

                (e) Stock Certificates. Promptly upon receipt of a Notice of
                    ------------------
Exercise, the Company will take all necessary actions to authorize the issuance of such Common Stock under this Option. In the event of any exercise of the rights represented by this Option, certificates for the Shares so purchased shall be delivered to the Holder within five (5) days and, unless this Option has been fully exercised or has expired, a new Option representing the shares with respect to which this Option shall not have been exercised shall also be issued to the Holder within such time.

       2.       Stock Fully Paid. All of the Shares issuable upon the exercise
                ----------------
of the rights represented by this Option will, upon issuance and receipt of the Exercise Price therefor, be duly and validly authorized and issued fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

       3.       Adjustment to the Number of Shares Issuable and/or the Exercise
                ---------------------------------------------------------------
Price. The number of Shares issuable upon the exercise of this Option and the
-----
Exercise Price are subject to adjustment from time to time as set forth in this
Section 3. Upon each adjustment pursuant to this Section 3, the Holder shall thereafter be entitled to purchase the adjusted number of shares of Common Stock at such new Exercise Price.

                (a) If the Company at any time while this Option, or any portion hereof, remains outstanding and unexpired shall pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, or split, subdivide or combine the Common Stock, then (i) the number of shares of Common Stock purchasable pursuant to this Option shall be proportionately increased and the Exercise Price shall be proportionately decreased in the case of a dividend, split or subdivision or (ii) the number of shares of Common Stock purchasable pursuant to this Option shall be proportionately decreased and the Exercise Price shall be proportionately increased in the case of a combination. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the effective date of a subdivision or combination.

                (b) If the Company, at any time while this Option, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the Common Stock as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, this Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock that is subject to the purchase rights under this Option immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 3.

                (c) If at any time while this Option, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Option shall thereafter be entitled to receive upon exercise of this Option, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. The foregoing provisions of this Section 3(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Option. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

                (d) For purposes of any computation respecting consideration received, the following shall apply:

                    (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

                    (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive.

                (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason
                       --------  -------
of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                (f) Any determination that the Company or the Board of Directors must make pursuant to this Section 3 shall be conclusive if made in good faith.

       4.       Notice of Adjustments. Whenever the number of Shares purchasable
                ---------------------
hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

       5.       Fractional Shares. This Option may not be exercised for
                -----------------
fractional shares. In lieu of fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of a Share then in effect.

       6.       Representations and Warranties.
                ------------------------------

                (a) The Company represents and warrants that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Option.

                (b) Holder represents and warrants that this Option and Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Option or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Option, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

       7.       Restrictive Legend. The Shares (unless registered under the Act)
                ------------------
shall be stamped or imprinted with a legend in substantially the following form):

                THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

       8.       Rights of Stockholders. Holder shall not be entitled, as a
                ----------------------
Option holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Option shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

       9.       Notices. All notices and other communications required or
                -------
permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five
(5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, guaranteeing overnight delivery, or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at 610 Fifth Avenue, New York, New York 10020, and (ii) if to the Company, at 9800 Metric Blvd., Austin, TX 78758 (attention:
Chief Executive Officer), or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

       10.      Replacement of Option; Non-Transferable.
                ---------------------------------------

                (a) If this Option is mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Option, a new Option of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, reasonably satisfactory to it. Holder shall also comply with such other reasonable regulations and pay such other reasonable charges attributable to the replacement of this Option.

                (b) This Option is non-transferable.

       11.      Reservation of Shares. The Company will at all times reserve and
                ---------------------
keep available out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of this Option, a number of shares of Common Stock equal to the maximum number of Shares (as adjusted from time to time pursuant to Section 3 hereof) which may then be deliverable upon the exercise of this Option.

       12.      Investors' Rights Agreement. The Shares to be issued pursuant to
                ---------------------------
this Agreement shall be deemed to be Registrable Securities pursuant to that certain Investors' Rights Agreement dated as of June 12, 2001, by and among the Company and the investors named therein. The Company will take all steps necessary so that the Shares are entitled to the provisions of such Investors' Rights Agreement.

       13.      Governing Law. THIS OPTION AND ALL ACTIONS ARISING OUT OF OR IN
                -------------
CONNECTION WITH THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CORPORATE LAWS OF THE STATE OF DELAWARE.

       Issued this 8/th/ day of February, 2002.

                                            ENCORE MEDICAL CORPORATION

                                            By:/s/ Kenneth W. Davidson
                                               ----------------------
                                                  Kenneth W. Davidson
                                                  Chief Executive Officer

                                    EXHIBIT A

                               NOTICE OF EXERCISE
                               ------------------

TO:      Encore Medical Corporation

         Attention:  Chief Executive Officer

1. The undersigned hereby elects to purchase shares of the Common Stock of Encore Medical Corporation (the "Company") pursuant to the terms of the attached Option.

2.              Method of Exercise (Please initial the applicable blank):

                ___ The undersigned elects to exercise the attached Option by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

                ___ The undersigned elects to exercise the attached Option by means of the net exercise provisions of Section 1(c) of the Option.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned.

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

                                            ____________________________________
                                            (Signature)

                                            Title:______________________________

______________
(Date)

                                     OPTION

NEITHER THIS OPTION NOR THE SECURITIES INTO WHICH THIS OPTION IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

                           ENCORE MEDICAL CORPORATION

                    OPTION TO PURCHASE SHARES OF COMMON STOCK

         THIS CERTIFIES THAT, for value received, Galen Partners International III, L.P. (the "Holder") is entitled to subscribe for and purchase the number of fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof, the "Shares") of the Common Stock (the "Common Stock"), of Encore Medical Corporation, a Delaware corporation (the "Company"), equal to $496,161 divided by the Exercise Price (as defined below) at a price per Share equal to fifty percent (50%) of the average closing price of such Common Stock, as quoted on the NASDAQ or the principal exchange on which the Common Stock is listed for the most recent ten (10) trading days ending on the trading day before the date of exercise, provided such per Share price shall not be less than $3.50 per Share (as adjusted pursuant to Section 3 hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. This Option is being issued and delivered pursuant to that certain Note Purchase Agreement dated as of February 8, 2002 (the "Galen Agreement"), by and among the Company, Holder and CapitalSource Finance LLC. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Galen Agreement.

         1.     Method of Exercise; Payment.
                ---------------------------

                (a) Exercise; Expiration. This Option shall be exercisable, in
                    --------------------
whole or in part, from and after the earlier to occur of (i) 5:00 p.m., Central Time on August 15, 2003 or (ii) the date that Holder's obligations under the Galen Agreement are fully and unconditionally terminated (the "Obligation Termination Date"), provided that Holder's note purchase obligation pursuant to the Galen Agreement has not been previously called. This Option shall expire and no longer be exercisable after the earlier to occur of (i) Holder's note purchase obligation under the Galen Agreement being called pursuant to the Galen Agreement, (ii) 5:00 p.m., Central time, on August 15, 2003, (iii) thirty (30) days after the Obligation Termination Date, or (iv) the date on which Holder exercises that certain Warrant, dated February 8, 2002, issued by the Company in favor of CapitalSource Holdings LLC following the transfer of such Warrant to Holder pursuant to Section 1.2 of the Galen Agreement.

         (b)     Cash Exercise. The purchase rights represented by this Option
                 -------------
may be exercised by the Holder, in whole or in part, by the surrender of this Option (with the Notice of Exercise form attached hereto as Exhibit A duly
                                                            ---------
executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

         (c)     Net Issue Exercise. In lieu of exercising this Option, the
                 ------------------
Holder may elect to receive Shares equal to the value of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

         X = Y (A-B)
             -------

                 A

           Where X   =   the number of the Shares to be issued to the Holder.
                 Y   =   the number of the Shares purchasable under this Option
                         (without regard to the net issue exercise provisions of this Section l(c)) or, if only a portion of this Option is exercised, the portion of this Option being canceled
                         (at the date of such calculation).

                 A   =   the fair market value of one share of the Shares
                         (at the date of such calculation).

                 B   =   the Exercise Price (as adjusted to the date of such
                         calculation).

         (d)     Fair Market Value. For purposes of this Option, the per share
                 -----------------
fair market value of the Shares shall mean:

                 (i) If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the closing price of such Common Stock as quoted on the NASDAQ or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid and asked prices of such Common Stock as published in The Wall Street Journal, in each case for the trading day immediately prior to
-----------------------
the date of determination of fair market value; or

                 (ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive.

         (e)     Stock Certificates. Promptly upon receipt of a Notice of
                 ------------------
Exercise, the Company will take all necessary actions to authorize the issuance of such Common Stock under this Option. In the event of any exercise of the rights represented by this Option, certificates for the Shares so purchased shall be delivered to the Holder within five (5) days and, unless this Option has been fully exercised or has expired, a new Option representing the shares with respect to which this Option shall not have been exercised shall also be issued to the Holder within such time.

         2.   Stock Fully Paid. All of the Shares issuable upon the exercise of
              ----------------
the rights represented by this Option will, upon issuance and receipt of the Exercise Price therefor, be duly and validly authorized and issued fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

         3.   Adjustment to the Number of Shares Issuable and/or the Exercise
              ---------------------------------------------------------------
Price. The number of Shares issuable upon the exercise of this Option and the
-----
Exercise Price are subject to adjustment from time to time as set forth in this
Section 3. Upon each adjustment pursuant to this Section 3, the Holder shall thereafter be entitled to purchase the adjusted number of shares of Common Stock at such new Exercise Price.

              (a) If the Company at any time while this Option, or any portion hereof, remains outstanding and unexpired shall pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, or split, subdivide or combine the Common Stock, then (i) the number of shares of Common Stock purchasable pursuant to this Option shall be proportionately increased and the Exercise Price shall be proportionately decreased in the case of a dividend, split or subdivision or (ii) the number of shares of Common Stock purchasable pursuant to this Option shall be proportionately decreased and the Exercise Price shall be proportionately increased in the case of a combination. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the effective date of a subdivision or combination.

              (b) If the Company, at any time while this Option, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the Common Stock as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, this Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock that is subject to the purchase rights under this Option immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

              (c) If at any time while this Option, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Option shall thereafter be entitled to receive upon exercise of this Option, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. The foregoing provisions of this Section 3(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Option. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

             (d) For purposes of any computation respecting consideration received, the following shall apply:

                   (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

                   (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive.

             (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason
                       --------  -------
of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

             (f) Any determination that the Company or the Board of Directors must make pursuant to this Section 3 shall be conclusive if made in good faith.

     4.      Notice of Adjustments. Whenever the number of Shares purchasable
             ---------------------
hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

     5.      Fractional Shares. This Option may not be exercised for fractional
             -----------------
shares. In lieu of fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of a Share then in effect.

     6.      Representations and Warranties.
             ------------------------------

             (a) The Company represents and warrants that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Option.

            (b) Holder represents and warrants that this Option and Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Option or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Option, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     7.     Restrictive Legend. The Shares (unless registered under the Act)
            ------------------
shall be stamped or imprinted with a legend in substantially the following form):

            THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

     8.     Rights of Stockholders. Holder shall not be entitled, as a Option
            ----------------------
holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Option shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     9.     Notices. All notices and other communications required or permitted
            -------
hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, guaranteeing overnight delivery, or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at 610 Fifth Avenue, New York, New York 10020, and (ii) if to the Company, at 9800 Metric Blvd., Austin, TX 78758 (attention:
Chief Executive Officer), or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

     10.   Replacement of Option; Non-Transferable.
           ---------------------------------------

           (a) If this Option is mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Option, a new Option of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, reasonably satisfactory to it. Holder shall also comply with such other reasonable regulations and pay such other reasonable charges attributable to the replacement of this Option.

           (b) This Option is non-transferable.

     11.   Reservation of Shares. The Company will at all times reserve and keep
           ---------------------
available out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of this Option, a number of shares of Common Stock equal to the maximum number of Shares (as adjusted from time to time pursuant to Section 3 hereof) which may then be deliverable upon the exercise of this Option.

     12.   Investors' Rights Agreement. The Shares to be issued pursuant to this
           ---------------------------
Agreement shall be deemed to be Registrable Securities pursuant to that certain Investors' Rights Agreement dated as of June 12, 2001, by and among the Company and the investors named therein. The Company will take all steps necessary so that the Shares are entitled to the provisions of such Investors' Rights Agreement.

     13.   Governing Law. THIS OPTION AND ALL ACTIONS ARISING OUT OF OR IN
           -------------
CONNECTION WITH THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CORPORATE LAWS OF THE STATE OF DELAWARE.

     Issued this 8/th/ day of February, 2002.

                                            ENCORE MEDICAL CORPORATION

                                            By:  /s/ Kenneth W. Davidson
                                               --------------------------------
                                                 Kenneth W. Davidson
                                                 Chief Executive Officer

                                    EXHIBIT A

                               NOTICE OF EXERCISE
                               ------------------

TO:    Encore Medical Corporation

       Attention:  Chief Executive Officer

1. The undersigned hereby elects to purchase shares of the Common Stock of Encore Medical Corporation (the "Company") pursuant to the terms of the attached Option.

2.              Method of Exercise (Please initial the applicable blank):

                ___ The undersigned elects to exercise the attached Option by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

                ___ The undersigned elects to exercise the attached Option by means of the net exercise provisions of
                           Section 1(c) of the Option.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned.

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

                                          ______________________________________
                                          (Signature)

                                          Title: _______________________________


_______________
(Date)

                                     OPTION

NEITHER THIS OPTION NOR THE SECURITIES INTO WHICH THIS OPTION IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

                           ENCORE MEDICAL CORPORATION

                    OPTION TO PURCHASE SHARES OF COMMON STOCK

         THIS CERTIFIES THAT, for value received, Galen Employee Fund III, L.P. (the "Holder") is entitled to subscribe for and purchase the number of fully paid and nonassessable shares (as adjusted pursuant to Section 3 hereof, the "Shares") of the Common Stock (the "Common Stock"), of Encore Medical Corporation, a Delaware corporation (the "Company"), equal to $22,445 divided by the Exercise Price (as defined below) at a price per Share equal to fifty percent (50%) of the average closing price of such Common Stock, as quoted on the NASDAQ or the principal exchange on which the Common Stock is listed for the most recent ten (10) trading days ending on the trading day before the date of exercise, provided such per Share price shall not be less than $3.50 per Share (as adjusted pursuant to Section 3 hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. This Option is being issued and delivered pursuant to that certain Note Purchase Agreement dated as of February 8, 2002 (the "Galen Agreement"), by and among the Company, Holder and CapitalSource Finance LLC. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Galen Agreement.

           1.       Method of Exercise; Payment.
                    ---------------------------

                    (a) Exercise; Expiration. This Option shall be exercisable,
                        --------------------
in whole or in part, from and after the earlier to occur of (i) 5:00 p.m., Central Time on August 15, 2003 or (ii) the date that Holder's obligations under the Galen Agreement are fully and unconditionally terminated (the "Obligation Termination Date"), provided that Holder's note purchase obligation pursuant to the Galen Agreement has not been previously called. This Option shall expire and no longer be exercisable after the earlier to occur of (i) Holder's note purchase obligation under the Galen Agreement being called pursuant to the Galen Agreement, (ii) 5:00 p.m., Central time, on August 15, 2003, (iii) thirty (30) days after the Obligation Termination Date, or (iv) the date on which Holder exercises that certain Warrant, dated February 8, 2002, issued by the Company in favor of CapitalSource Holdings LLC following the transfer of such Warrant to Holder pursuant to Section 1.2 of the Galen Agreement.

      (b)    Cash Exercise. The purchase rights represented by this Option may
             -------------
be exercised by the Holder, in whole or in part, by the surrender of this Option (with the Notice of Exercise form attached hereto as Exhibit A duly executed) at
                                                     ---------
the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

      (c)    Net Issue Exercise. In lieu of exercising this Option, the Holder
             ------------------
may elect to receive Shares equal to the value of this Option (or the portion thereof being canceled) by surrender of this Option at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

      X = Y(A-B)
          -----
             A

      Where  X  = the number of the Shares to be issued to the Holder.
             Y  = the number of the Shares purchasable under this Option
                  (without regard to the net issue exercise provisions of this Section l(c)) or, if only a portion of this Option is exercised, the portion of this Option being canceled (at the date of such calculation).

             A  = the fair market value of one share of the Shares
                  (at the date of such calculation).

             B  = the Exercise Price (as adjusted to the date of such
                  calculation).

      (d)    Fair Market Value.  For purposes of this Option, the per share fair
             -----------------
market value of the Shares shall mean:

             (i) If the Company's Common Stock is publicly traded, the per share fair market value of the Shares shall be the closing price of such Common Stock as quoted on the NASDAQ or the principal exchange on which the Common Stock is listed, or if not so listed then the fair market value shall be the average of the closing bid and asked prices of such Common Stock as published in The Wall Street Journal, in each case for the trading day immediately prior to
-----------------------
the date of determination of fair market value; or

             (ii) If the Company's Common Stock is not so publicly traded, the per share fair market value of the Shares shall be such fair market value as is determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive.

      (e)    Stock Certificates. Promptly upon receipt of a Notice of Exercise,
             ------------------
the Company will take all necessary actions to authorize the issuance of such Common Stock under this Option. In the event of any exercise of the rights represented by this Option, certificates for the Shares so purchased shall be delivered to the Holder within five (5) days and, unless this Option has been fully exercised or has expired, a new Option representing the shares with respect to which this Option shall not have been exercised shall also be issued to the Holder within such time.

       2. Stock Fully Paid. All of the Shares issuable upon the exercise of the
          ----------------
rights represented by this Option will, upon issuance and receipt of the Exercise Price therefor, be duly and validly authorized and issued fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

       3. Adjustment to the Number of Shares Issuable and/or the Exercise Price.
          ----------------------------------------------------------------------
The number of Shares issuable upon the exercise of this Option and the Exercise Price are subject to adjustment from time to time as set forth in this Section
3. Upon each adjustment pursuant to this Section 3, the Holder shall thereafter be entitled to purchase the adjusted number of shares of Common Stock at such new Exercise Price.

          (a) If the Company at any time while this Option, or any portion hereof, remains outstanding and unexpired shall pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, or split, subdivide or combine the Common Stock, then (i) the number of shares of Common Stock purchasable pursuant to this Option shall be proportionately increased and the Exercise Price shall be proportionately decreased in the case of a dividend, split or subdivision or (ii) the number of shares of Common Stock purchasable pursuant to this Option shall be proportionately decreased and the Exercise Price shall be proportionately increased in the case of a combination. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the effective date of a subdivision or combination.

          (b) If the Company, at any time while this Option, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the Common Stock as to which purchase rights under this Option exist into the same or a different number of securities of any other class or classes, this Option shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the Common Stock that is subject to the purchase rights under this Option immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

          (C) If at any time while this Option, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Option shall thereafter be entitled to receive upon exercise of this Option, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Option would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Option had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section
3. The foregoing provisions of this Section 3(d) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Option. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors.

          (d) For purposes of any computation respecting consideration received, the following shall apply:

              (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith; and

              (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive.

          (e) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this
            -------- --------
subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (f) Any determination that the Company or the Board of Directors must make pursuant to this Section 3 shall be conclusive if made in good faith.

     4.   Notice of Adjustments. Whenever the number of Shares purchasable
          ---------------------
hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number and class of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

     5.   Fractional Shares. This Option may not be exercised for fractional
          -----------------
shares. In lieu of fractional shares the Company shall make a cash payment therefor based upon the per share fair market value of a Share then in effect.

     6.   Representations and Warranties.
          ------------------------------

          (a) The Company represents and warrants that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder were taken prior to and are effective as of the effective date of this Option.

         (b) Holder represents and warrants that this Option and Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Option or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Option, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

   7.    Restrictive Legend.  The Shares (unless registered under the Act) shall
         ------------------
be stamped or imprinted with a legend in substantially the following form):

         THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

   8.    Rights of Stockholders. Holder shall not be entitled, as a Option
         ----------------------
holder, to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Option shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

   9.    Notices. All notices and other communications required or permitted
         -------
hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid, guaranteeing overnight delivery, or (d) one business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at 610 Fifth Avenue, New York, New York 10020, and (ii) if to the Company, at 9800 Metric Blvd., Austin, TX 78758 (attention: Chief Executive Officer), or at such other address as a party may designate by ten days advance written notice to the other party pursuant to the provisions above.

    10.   Replacement of Option; Non-Transferable.
          ---------------------------------------

          (a) If this Option is mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Option, a new Option of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, reasonably satisfactory to it. Holder shall also comply with such other reasonable regulations and pay such other reasonable charges attributable to the replacement of this Option.

          (b) This Option is non-transferable.

    11.   Reservation of Shares. The Company will at all times reserve and keep
          ---------------------
available out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Shares upon exercise of this Option, a number of shares of Common Stock equal to the maximum number of Shares (as adjusted from time to time pursuant to Section 3 hereof) which may then be deliverable upon the exercise of this Option.

    12.   Investors' Rights Agreement. The Shares to be issued pursuant to this
          ---------------------------
Agreement shall be deemed to be Registrable Securities pursuant to that certain Investors' Rights Agreement dated as of June 12, 2001, by and among the Company and the investors named therein. The Company will take all steps necessary so that the Shares are entitled to the provisions of such Investors' Rights Agreement.

    13.   Governing Law.  THIS OPTION AND ALL ACTIONS ARISING OUT OF OR IN
          -------------
CONNECTION WITH THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE CORPORATE LAWS OF THE STATE OF DELAWARE.

     Issued this 8/th/ day of February, 2002.

                                            ENCORE MEDICAL CORPORATION

                                            By: /s/ Kenneth W. Davidson
                                               ---------------------------------
                                               Kenneth W. Davidson
                                               Chief Executive Officer

                                    EXHIBIT A

                               NOTICE OF EXERCISE
                               ------------------

TO:   Encore Medical Corporation

      Attention: Chief Executive Officer

1. The undersigned hereby elects to purchase shares of the Common Stock of Encore Medical Corporation (the "Company") pursuant to the terms of the attached Option.

2.             Method of Exercise (Please initial the applicable blank):

               ___ The undersigned elects to exercise the attached Option by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

               ___ The undersigned elects to exercise the attached Option by means of the net exercise provisions of Section 1(c) of the Option.

3. Please issue a certificate or certificates representing said Shares in the name of the undersigned.

4. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.


                                       ____________________________________
                                       (Signature)

                                       Title:  ____________________________

_______________
(Date)

                                       A-1